UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.              )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary proxy statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

Hancock Park Corporate Income, Inc.
(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:

	(2)	Aggregate number of securities to which transaction applies:

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	(4)	Proposed maximum aggregate value of transaction:

	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.
☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:

	(2)	Form, Schedule or Registration Statement No.:

	(3)	Filing Party:

	(4)	Date Filed:

HANCOCK PARK CORPORATE INCOME, INC.
10 South Wacker Drive, Suite 2500
Chicago, Illinois 60606
(847) 734-2000

September 13, 2018
To Our Stockholders:
You are cordially invited to attend the 2018 Annual Meeting of Stockholders of Hancock Park Corporate Income, Inc. to be held on Wednesday, October 24, 2018 at 10:00 a.m., local time, at 10 South Wacker Drive, 25th Floor, Chicago, Illinois 60606.
The Notice of Annual Meeting and Proxy Statement on the following pages describe the matters to be presented at the 2018 Annual Meeting.
We are providing access to our proxy materials online under the U.S. Securities and Exchange Commission’s “notice and access” rules. As a result, we are mailing to many of our stockholders a notice instead of a paper copy of this Proxy Statement and our 2017 Annual Report. The notice contains instructions on how to access documents online. The notice also contains instructions on how stockholders can receive a paper copy of our materials, including this Proxy Statement, our 2017 Annual Report, and a form of proxy card or voting instruction card. Those who do not receive a notice, including stockholders who have previously requested to receive paper copies of proxy materials, will receive a paper copy by mail unless they have previously requested delivery of materials electronically. We believe that this distribution process is more resource and cost efficient.
Your vote is important. Regardless of whether you participate in the Annual Meeting, we hope you vote as soon as possible. You may vote by proxy online or by phone, or, if you received paper copies of the proxy materials by mail, you may also vote by mail by following the instructions on the proxy card or voting instruction card. Voting online, by phone, written proxy, or voting instruction card ensures your representation at the Annual Meeting.
Thank you for your ongoing support of, and continued interest in, Hancock Park Corporate Income, Inc.
Sincerely yours,

Bilal Rashid
Chairman of the Board of Directors,
President and Chief Executive Officer

HANCOCK PARK CORPORATE INCOME, INC.
10 South Wacker Drive, Suite 2500
Chicago, Illinois 60606
(847) 734-2000

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held On October 24, 2018

To Our Stockholders:
NOTICE IS HEREBY GIVEN that the 2018 Annual Meeting of Stockholders of Hancock Park Corporate Income, Inc., or the Annual Meeting, will be held on Wednesday, October 24, 2018 at 10:00 a.m., local time, at 10 South Wacker Drive, 25th Floor, Chicago, Illinois 60606. The purposes of the Annual Meeting are as follows:

1.	To elect one (1) member to our board of directors to serve as a Class II director, for a term of three years, or until his successor is elected and qualified;

2.	To ratify the selection by the Audit Committee of our board of directors of BDO USA, LLP as our independent registered public accounting firm for the year ending December 31, 2018; and

3.	To transact such other business as may properly come before the Annual Meeting and any adjournments or postponements thereof.
Instead of mailing a paper copy of our proxy materials to all of our stockholders, we are providing access to our proxy materials over the Internet under the U.S. Securities and Exchange Commission’s “notice and access” rules. As a result, we are mailing to our stockholders a Notice of Internet Availability of Proxy Materials, or the Notice, instead of a paper copy of our proxy statement and Annual Report for the fiscal year ended December 31, 2017, or the 2017 Annual Report. We are mailing the Notice on or about September 13, 2018, and it contains instructions on how to access those documents over the Internet. The Notice also contains instructions on how each of our stockholders can receive a paper copy of our proxy materials, including our proxy statement, our 2017 Annual Report, and a form of proxy card or voting instruction card. All stockholders who do not receive the Notice, including stockholders who have previously requested to receive paper copies of proxy materials, will receive a paper copy of the proxy materials by mail unless they have previously requested delivery of proxy materials electronically. We have chosen to employ this distribution process to conserve natural resources and reduce the costs of printing and distributing our proxy materials.
Stockholders of record at the close of business on Monday, August 27, 2018 are entitled to notice of, and to vote at, the Annual Meeting or any adjournment thereof.
Your vote is important no matter how many shares you own. Whether you expect to attend the Annual Meeting or not, please vote your shares by using the Internet as described in the instructions included in the Notice, by calling the toll-free telephone number, or by completing, signing, dating and returning your proxy card or voting instruction form. Your prompt response is necessary to ensure that your shares are represented at the Annual Meeting. You can change your vote and revoke your proxy at any time before the polls close at the Annual Meeting by following the procedures described in the accompanying proxy statement.
All stockholders are cordially invited to attend the Annual Meeting.
By Order of the Board of Directors,
Tod K. Reichert
Corporate Secretary
Chicago, Illinois
September 13, 2018

HANCOCK PARK CORPORATE INCOME, INC.
10 SOUTH WACKER DRIVE, SUITE 2500
CHICAGO, ILLINOIS 60606

PROXY STATEMENT

for the 2018 Annual Meeting of Stockholders
to be held on Wednesday, October 24, 2018
This Proxy Statement is furnished in connection with the solicitation of proxies by the board of directors of Hancock Park Corporate Income, Inc., also referred to in this proxy statement as the “Company,” “Hancock Park,” “we” or “us,” for use at our 2018 Annual Meeting of Stockholders, or the Annual Meeting, to be held on Wednesday, October 24, 2018 at 10:00 a.m., local time, at 10 South Wacker Drive, 25th Floor, Chicago, Illinois 60606, and at any adjournment or postponement thereof. You may obtain directions to the location of the Annual Meeting by contacting Tod K. Reichert, Corporate Secretary, Hancock Park Corporate Income, Inc., 10 South Wacker Drive, Suite 2500, Chicago, Illinois 60606; telephone: (847) 734-2000.
All proxies will be voted in accordance with the instructions contained in those proxies. If no choice is specified, the proxies will be voted for the election of the director nominee of our board of directors and for the ratification of our independent public accounting firm. Any proxy may be revoked by a stockholder at any time before it is exercised by delivery of written revocation to our corporate secretary, by submission of a new, later-dated proxy or by appearing at the Annual Meeting and voting in person, See “ — Changing Your Vote; Revocation of Proxy” below.
It is anticipated that the Notice of Internet Availability of Proxy Materials will first be sent to stockholders on or about September 13, 2018. This proxy statement, including the accompanying form of proxy, collectively referred to as the Proxy Statement, and the Company’s Annual Report for the fiscal year ended December 31, 2017, or the Annual Report, will first be made available to stockholders on or about September 13, 2018. The Annual Report and Proxy Statement can both be accessed online at www.proxyvote.com.
A copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2017, as filed with the Securities and Exchange Commission, except for exhibits, will be furnished without charge to any stockholder upon written request to Hancock Park Corporate Income, Inc., 10 South Wacker Drive, Suite 2500, Chicago, Illinois 60606, Attention: Tod K. Reichert, Corporate Secretary, telephone: (847) 734-2000.
Voting Securities
Stockholders of record at the close of business on Monday, August 27, 2018 will be entitled to notice of, and to vote at, the Annual Meeting. On that date, 1,398,245 shares of our common stock were issued and outstanding. Each share of common stock entitles the holder thereof to one vote with respect to all matters submitted to stockholders at the Annual Meeting. We have no other securities entitled to vote at the Annual Meeting.
Quorum and Vote Required
The presence in person or representation by proxy of the holders of a majority of the shares of common stock issued and outstanding and entitled to vote at the Annual Meeting is necessary to establish a quorum for the transaction of business. If a quorum is not present, the Annual Meeting will be adjourned until a quorum is obtained. Abstentions are included in the shares present at the Annual Meeting for purposes of determining whether a quorum is present but are not counted for purposes of determining whether a proposal has been approved and thus, have no effect on the outcome.
If you are a beneficial owner whose shares are held of record by a broker, you must instruct the broker how to vote your shares. If you do not provide voting instructions, your shares will not be voted on any proposal on which the broker does not have discretionary authority to vote. This is called a “broker non-vote.” Broker non-votes (when shares are represented at the Annual Meeting by a proxy specifically conferring only limited authority to vote on those matters for which specific authorization is required) are included in the determination of the number of shares represented at the Annual Meeting for purposes of determining whether a quorum is present but are not counted for purposes of determining whether a proposal has been approved and thus, have no effect on the outcome.

If you are a beneficial owner whose shares are held of record by a broker, your broker has discretionary voting authority to vote your shares on the ratification of BDO USA, LLP, even if the broker does not receive voting instructions from you. However, your broker does not have discretionary authority to vote on the election of directors without instructions from you, in which case a broker non-vote will occur and your shares will not be voted on this matter. We urge you to provide instructions to your broker or nominee so that your votes may be considered on this important matter.
The table below sets forth the quorum requirements and votes required for each of the proposals to be presented at Annual Meeting:

Proposal	Description	Quorum Requirement	Vote Required	Broker Discretionary Voting Allowed
No. 1	Election of one Class II director.	The presence, in person or by proxy, of holders of a majority in voting power of the outstanding shares of common stock entitled to vote at the Annual Meeting.	The affirmative vote of the holders of a plurality of the shares of common stock represented at the Annual Meeting, provided a quorum is present in person or by proxy.	No
No. 2	Ratification of the selection by the Audit Committee of BDO USA, LLP as our independent registered public accounting firm for the year ending December 31, 2018.	The presence, in person or by proxy, of holders of a majority in voting power of the outstanding shares of common stock entitled to vote at the Annual Meeting.
The affirmative vote of the holders of a majority in voting power of the outstanding shares of common stock represented at the Annual Meeting and voting on this proposal, provided a quorum is present in person or by proxy.
Yes

Election of Class II Director. The affirmative vote of a plurality of the shares of common stock present in person or represented by proxy at the Annual Meeting and entitled to vote at the Annual Meeting is required to elect the nominee as a Class II director. Stockholders may not cumulate their votes. If you vote “withhold” with respect to the nominee, your shares will not be voted with respect to the person indicated. Because directors are elected by a plurality of the votes, an abstention will have no effect on the outcome of the vote and, therefore, is not offered as a voting option for this proposal.
Ratification of Our Independent Registered Public Accounting Firm. The affirmative vote of a majority in voting power of the outstanding shares of common stock present in person or represented by proxy at the Annual Meeting and voting on this proposal is required to approve this proposal. An abstention from voting on this proposal will have no effect on the outcome of this proposal.
Voting Your Shares
If you are the record holder of your shares, you may vote in one of four ways. You may vote by submitting your proxy by telephone, over the Internet, by mail or you may vote in person at the Annual Meeting.
You may vote by telephone. You may vote your shares by following the “Vote by Phone” instructions set forth on the enclosed proxy card.
You may vote over the Internet. If you have Internet access, you may vote your shares from any location in the world by following the “Vote by Internet” instructions set forth on the enclosed proxy card.
You may vote by mail. You may vote by completing, dating and signing the proxy card that accompanies this proxy statement and promptly mailing it in the enclosed postage-paid envelope. You do not need to put a stamp on the enclosed envelope if you mail it in the United States. The shares you own will be voted according to the instructions on the proxy card you mail. If you return the proxy card, but do not give any instructions on a particular matter described in this proxy statement, the shares you own will be voted in accordance with the recommendations of our board of directors. Our board of directors recommends that you vote FOR the director nominee of our board of directors and FOR the ratification of our independent public accounting firm.
You may vote in person. If you attend the Annual Meeting and are a registered stockholder, you may vote by delivering your completed proxy card in person or you may vote by completing a ballot. Ballots will be available at the Annual Meeting. If you hold your shares through a bank or broker, you must obtain a legal proxy from your bank or broker in order to vote at the Annual Meeting.

Changing Your Vote; Revocation of Proxy
Voting by telephone, over the Internet or execution of a proxy will not in any way affect a stockholder’s right to attend the Annual Meeting and vote in person. A proxy may be revoked before it is used to cast a vote. To revoke a proxy, a stockholder must:

•	file with our corporate secretary, at or before the taking of the vote, a written notice of revocation bearing a later date than the proxy;

•	duly execute a later dated proxy relating to the same shares and deliver it to our corporate secretary before the taking of the vote; or

•	attend the Annual Meeting and vote in person.
Attendance at the Annual Meeting, if a stockholder does not vote at the Annual Meeting, will not be sufficient to revoke a proxy.
Any written notice of revocation or subsequent proxy should be sent to us at the following address: Hancock Park Corporate Income, Inc., 10 South Wacker Drive, Suite 2500, Chicago, Illinois 60606, Attention: Tod K. Reichert, Corporate Secretary. The shares represented by all properly executed proxies received in time for the Annual Meeting will be voted as specified in those proxies.
If the shares you own are held in your name and you do not specify on the proxy card how your shares are to be voted, they will be voted in favor of (i) the election of the director nominee named in this proxy statement and recommended by our board of directors, (ii) the ratification of the appointment of BDO USA, LLP as our independent registered public accounting firm and (iii) in the discretion of the persons appointed as proxies, on any other items that may properly come before the Annual Meeting.
If the shares you own are held in “street name,” the bank or brokerage firm, as the record holder of your shares, is required to vote your shares in accordance with your instructions. To vote your shares held in “street name,” you will need to follow the directions provided to you by your bank or brokerage firm.
Information Regarding This Solicitation
The accompanying proxy is solicited by and on behalf of our board of directors, and we will bear the expense of the solicitation of proxies for the Annual Meeting, including the cost of preparing, printing and mailing the Notice of Internet Availability of Proxy Materials, this proxy statement, the accompanying Notice of Annual Meeting of Stockholders and proxy card. Proxies may be solicited on our behalf by our directors, officers or employees in person or by telephone, electronic transmission and/or facsimile transmission.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
AND RELATED STOCKHOLDER MATTERS
The following table sets forth information regarding beneficial ownership of our common stock as of August 27, 2018 by:

•
each person, or group of affiliated persons, known to us to be the beneficial owner of more than 5% of the outstanding shares of our common stock as of such date, based upon information furnished by our transfer agent and other information obtained from such persons, if available;

•	each of our directors (which includes our nominee);

•	our officers; and

•	all of our directors and officers as a group.
The number of shares of common stock beneficially owned by each person or entity is determined in accordance with the applicable rules of the SEC and includes voting or investment power with respect to shares of our common stock. The information is not necessarily indicative of beneficial ownership for any other purpose. Unless otherwise indicated, to our knowledge, all persons named in the table have sole voting and investment power with respect to their shares of common stock, except to the extent authority is shared by spouses under state community property laws. The Company’s directors are divided into two groups — independent directors and interested directors. Interested directors are “interested persons” of Hancock Park Corporate Income, Inc. as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended, or the 1940 Act. Unless otherwise indicated, the address of all officers and directors is c/o Hancock Park Corporate Income, Inc., 10 South Wacker Drive, Suite 2500, Chicago, Illinois 60606. The inclusion of any shares deemed beneficially owned in this table does not constitute an admission of beneficial ownership of those shares.
There were, as of August 27, 2018, approximately 236 holders of record and 235 beneficial holders of our common stock.

Name and Address of Beneficial Owner	Total Number of Shares Beneficially Owned	Percentage of Common Stock Beneficially Owned (1)	Dollar Range of Our Equity Securities Beneficially Owned by Directors (2) (3)	Dollar Range of Equity Securities in OFS Capital Corporation and OFS Credit Company, Inc. Beneficially Owned by Directors (5)
Holders of more than 5% of our Common Stock:
Orchard First Source Asset Management, LLC (“OFSAM”) and Subsidiaries (4) 10 South Wacker Drive, Suite 2500 Chicago, Illinois 60606	74,084	5.3%	N/A	N/A
Independent Directors:
Marc Abrams	0	None	None	$10,000-$50,000
Robert J. Cresci	0	None	None	None
Interested Director:
Bilal Rashid	0	None	None	Over $100,000
Officers Who Are Not Directors:
Jeffrey A. Cerny	0	None	N/A	Over $100,000
Jeffery S. Owen	0	None	N/A	N/A
Mukya Porter	0	None	N/A	N/A
Tod K. Reichert	0	None	N/A	N/A
All Directors and officers as a group (7 persons)	0	—

*	Less than 1% of our outstanding common stock.

(1)	Applicable percentage of ownership for each holder is based on 1,398,245 shares of common stock outstanding on August 27, 2018.

(2)
Beneficial ownership has been determined in accordance with Rule 16a-1(a)(2) of the Securities Exchange Act of 1934, as amended, or the Exchange Act. None of the reported shares held by our directors or officers are pledged as security.

(3)	The dollar range of our equity securities beneficially owned is calculated by multiplying the offering price of our common stock as of August 27, 2018, times the number of shares beneficially owned.

(4)
OFSAM owns 10 shares and OFS Funding I, LLC ("OFS Funding"), a wholly-owned subsidiary of OFSAM, owns 74,074 shares. OFSAM is owned by Bilal Rashid, Jeffrey A. Cerny and other officers of OFS Capital Management, LLC (“OFS Advisor”), the Company’s investment adviser, and its affiliates. OFSAM votes its shares of the Company’s common stock as determined by OFSAM’s executive committee, which is comprised of Richard Ressler and Mark Hauser, as well as Messrs. Rashid and Cerny. Neither of Messrs. Rashid or Cerny is a beneficial owner of the Company’s common stock held by OFSAM for purposes of Section 13(d) of the Exchange Act.

(5)
OFSAM owns 2,946,474 shares of OFS Capital Corporation ("OFS Capital"). The dollar range of the equity securities of OFS Capital beneficially owned is calculated by multiplying the closing price of OFS Capital’s common stock as reported on The Nasdaq Global Select Market on August 27, 2018, times the number of shares beneficially owned. As of August 27, 2018, OFS Credit Company, Inc. (“OFS Credit”) had not yet commenced operations. On June 22, 2018, OFS Credit issued 5,000 shares of common stock to OFS Funding for an aggregate purchase price of $100,000.

PROPOSAL ONE
ELECTION OF DIRECTORS
Board Recommendation
Our board of directors recommends a vote “FOR” the election of Mr. Rashid as a Class II director.
We have three classes of directors, currently consisting of one Class I director, one Class II director and one Class III director. At each annual meeting of stockholders, directors are elected for a full term of three years to succeed those whose terms are expiring. The terms of the three classes are staggered in a manner so that only one class is elected by stockholders annually. Bilal Rashid is currently serving as the Class II director and his term expires in 2018. Robert J. Cresci is currently serving as the Class III director and his term expires in 2019. Marc Abrams is currently serving as the Class I director and his term expires in 2020. The Class II director elected this year will serve as a member of our board of directors until the 2021 annual meeting of stockholders, or until his successor is elected and qualified.
The persons named in the enclosed proxy card will vote to elect Mr. Rashid as a Class II director unless you cast a vote “withhold” by marking the proxy card (whether executed by you or through the Internet or telephonic voting). Mr. Rashid currently serves on our board of directors, has indicated his willingness to continue to serve if elected and has consented to be named as a nominee. However, if the director nominee should be unable to serve, the shares of common stock represented by proxies may be voted for a substitute nominee designated by our board of directors. Our board of directors has no reason to believe that the nominee will be unable to serve if elected.
Summary of Nominees and Incumbent Directors
Director Nominee

Name	Age	Director Since	Term Expiring	Primary Occupation	Committee Memberships (1)	Public Company Boards (2)
Bilal Rashid	47	2015	2018	Chairman of the Board and Chief Executive Officer of the Company	—	3
Incumbent Directors

Name	Age	Director Since	Term Expiring	Primary Occupation	Committee Memberships (1)	Public Company Boards (2)
Robert J. Cresci*	74	2016	2019	Managing Director, Pecks Management Partners Ltd.	A, N (chair)	6
Marc Abrams*	72	2016	2020	Founder and former leader of the public company business sector of SingerLewak LLP	A (chair), N	2
* Independent Director
(1)    A = Audit Committee
N = Nominating and Corporate Governance Committee
(2) Includes directorships in the Fund Complex, including the Company, OFS Capital and OFS Credit.
Director Qualifications
In considering whether to recommend any particular candidate for inclusion in the board’s slate of recommended director nominees, the nominating and corporate governance committee applies the criteria attached to its charter. These criteria include the candidate’s integrity, business acumen, knowledge of our business and industry, experience, diligence, conflicts of interest and the ability to act in the interests of all stockholders. The nominating and corporate governance committee does not assign specific weights to particular criteria and no particular criterion is a prerequisite for each prospective nominee.
We believe that our directors and nominee have an appropriate balance of knowledge, experience, attributes, skills and expertise required for our board as a whole and that we have sufficient independent directors to comply with applicable law and regulations. We believe that our directors have a broad range of personal and professional characteristics, including: leadership; management ability; financial experience; the ability to act with integrity and sound judgment; the capacity to demonstrate innovative thinking, consider strategic proposals, assist with the development of our strategic plan and oversee its implementation; the ability to oversee our risk management efforts; and the commitment to preparation for, and attendance at, board and committee meetings.
Our board of directors does not have a specific diversity policy, but considers diversity of race, religion, national origin, gender, sexual orientation, disability, cultural background and professional experiences in evaluating candidates for board membership. We believe diversity is important because a variety of viewpoints contribute to an effective decision-making process.

Set forth below for each of our directors, including the Class II director nominee, is information as of August 27, 2018 with respect to each director’s (a) name and age, (b) positions and offices with us, (c) principal occupation and business experience during at least the past five years, (d) directorships, if any, of publicly held companies held during the past five years and (e) the year such person became a member of our board of directors.
Following each director’s biographical information, we have provided information concerning the particular experience, qualifications, attributes and/or skills that led our nominating and corporate governance committee and board of directors to determine that each individual should serve as a director.

Our Director Nominee
Interested Director				Number of Portfolios in Fund Complex Overseen by Director or Nominee for Director (3)
Mr. Rashid is an interested person, as defined in the 1940 Act, due to his position as an officer of Hancock Park.
Class II director, nominee to be elected at the 2018 Annual Meeting of Stockholders (if elected, term to expire in 2021)
Name	Age	Director Since	Principal Occupation, Other Business Experience During the Past Five Years and Other Directorships
Bilal Rashid	47	2015
Mr. Rashid has served as our Chairman of the Board, President and Chief Executive Officer (“CEO”) since 2015. He is also Chairman of the Board and CEO of OFS Capital and Chairman of the Board, President and CEO of OFS Credit, President and a Senior Managing Director of Orchard First Source Capital, Inc. (“OFSC”) and OFS Advisor, CEO of OFSAM, and a member of OFSAM’s investment and executive committees. Prior to joining OFSC in 2008, Mr. Rashid was a managing director in the global markets and investment banking division at Merrill Lynch. Mr. Rashid has more than 20 years of experience in investment banking, debt capital markets and investing as it relates to structured credit and corporate credit. Over the years, he has advised and arranged financing for investment management companies and commercial finance companies including business development companies. Before joining Merrill Lynch in 2005, he was a vice president at Natixis Capital Markets, which he joined as part of a large team move from Canadian Imperial Bank of Commerce (“CIBC”).
Prior to CIBC, he worked as an investment analyst in the project finance area at the International Finance Corporation, which is part of the World Bank. Prior to that, Mr. Rashid was a financial analyst at Lehman Brothers. Mr. Rashid has a B.S. in Electrical Engineering from Carnegie Mellon University and an MBA from Columbia University.
Through his years of work in investment banking, capital markets and in sourcing, leading and managing investments, Mr. Rashid has developed expertise and skills that are relevant to understanding the risks and opportunities that Hancock Park faces, and which are critical to implementing our strategic goals and evaluating our operational performance.

				3
Our Current Directors
Independent Directors				Number of Portfolios in Fund Complex Overseen by Director or Nominee for Director (3) 2
Messrs. Cresci and Abrams are considered independent for purposes of the 1940 Act.
Name	Age	Director Since	Principal Occupation, Other Business Experience During the Past Five Years and Other Directorships
Robert J. Cresci (1) (2)	74	2016
Mr. Cresci has been a managing director of Pecks Management Partners Ltd., an investment management firm, since 1990. He currently serves on the boards of j2 Global, Inc., Luminex Corporation, CIM Commercial Trust Corporation, Presbia PLC and OFS Capital, another business development company (“BDC”) managed by OFS Advisor. Mr. Cresci holds an undergraduate degree in Engineering from the United States Military Academy at West Point and an M.B.A. in Finance from the Columbia University Graduate School of Business. Mr. Cresci’s term as a Class III director will expire in 2019.
Mr. Cresci, the chair of our nominating and corporate governance committee, has broad experience in investment strategies, accounting issues and public company matters. His experience on the board of directors of public companies and his insight on financial and operational issues are particularly valuable to our board of directors.

Our Current Directors (Continued)
Name	Age	Director Since	Principal Occupation, Other Business Experience During the Past Five Years and Other Directorships	Number of Portfolios in Fund Complex Overseen by Director or Nominee for Director (3) 2
Marc Abrams (1) (2)	72	2016
Mr. Abrams is the founder and former leader of the public company business sector of SingerLewak LLP, a certified public accounting firm founded in 1995. He has over 40 years of public accounting experience. Mr. Abrams’ expertise includes audits of publicly held companies, initial public offerings, private offerings, corporate reorganizations and acquisitions, evaluating business plans and litigation support. Additionally, Mr. Abrams’ broad practice includes expertise in several industries, including technology, life sciences, real estate, retail and franchise, hotels and casinos, and manufacturing. He currently serves on the board of Hancock Park and OFS Capital and previously served on the board of UnifiedOnline, Inc. (f/k/a IceWEB, Inc.). Mr. Abrams graduated from American University in 1967 with a Bachelor of Science in Accounting. Through 2011, he was an active member of AICPA, the California Society of CPAs and the Los Angeles Venture Association. Mr. Abrams’s term as a Class I director will expire in 2020.
Mr. Abrams, the chair of our audit committee, brings to our board of directors years of accounting expertise. His knowledge of accounting principles, financial reporting rules and regulations, the evaluation of financial results and the oversight of the financial reporting process makes him an asset to our board of directors.

(1)	Member of the Audit Committee.
(2)	Member of the Nominating and Corporate Governance Committee.
(3)	The "Fund Complex" includes the Company, OFS Capital and OFS Credit.
No director or executive officer is related by blood, marriage or adoption to any other director or officer. No arrangements or understandings exist between any director or person nominated for election as a director and any other person pursuant to which such person is to be selected as a director or nominee for election as a director.
For information relating to shares of our common stock owned by each of our directors, see the disclosure set forth under the headings “Fiscal 2017 Director Compensation” and “Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters.”
Required Vote
Each director nominee shall be elected by a plurality of all the votes present in person or represented by proxy at a meeting of stockholders duly called and at which a quorum is present. Each share may be voted for each director nominee. Votes that are withheld will have no effect on the outcome of the vote on this proposal.

CORPORATE GOVERNANCE
General
We believe that good corporate governance is important to ensure that Hancock Park is managed for the long-term benefit of our stockholders. During the past year, we have continued to review our corporate governance policies and practices and to compare them to those suggested by various authorities in corporate governance and the practices of other companies.
This section describes key corporate governance practices that we have adopted. Complete copies of our committee charters, code of business conduct and code of ethics are available in the “Governance” section of our website at www.hancockparkbdc.com. Alternatively, you may request a copy of any of these documents by writing to Hancock Park Corporate Income, Inc., 10 South Wacker Drive, Suite 2500, Chicago, Illinois 60606, attention: Tod K. Reichert, Corporate Secretary, telephone: (847) 734-2000.
Board Determination of Independence
A director of a BDC shall be considered to be independent if he or she is not an “interested person” of the Company, as defined in Section 2(a)(19) of the 1940 Act. Section 2(a)(19) of the 1940 Act defines an “interested person” to include, among other things, any person who has, or within the past two years had, a material business or professional relationship with us.
Our board of directors has determined that none of Marc Abrams and Robert J. Cresci, who currently comprise our audit and nominating and corporate governance committees, has a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director and that each of these directors is independent.
In determining the independence of the directors listed above, our board of directors also considered each of the statutory requirements, polices and relationships discussed in “Related-Party Transactions and Certain Relationships” and “Review, Approval or Ratification of Transactions with Related Persons.”
Board Meetings and Attendance
Our board of directors met seventeen times during the fiscal year ended December 31, 2017, or Fiscal 2017, either in person or by teleconference. During Fiscal 2017, each director attended at least 75% of the aggregate of the total number of board meetings and the total number of meetings held by all committees on which he then served.
Director Attendance at Annual Meetings of Stockholders
The Company encourages, but does not require, the directors to attend the annual meeting of the Company’s stockholders. All of our directors attended the 2017 annual meeting, and all of our directors are expected to attend the 2018 Annual Meeting.
Board Leadership Structure; Independent Lead Director
Our board of directors monitors and performs an oversight role with respect to our business and affairs, including with respect to investment practices and performance, compliance with regulatory requirements and the services, expenses and performance of service providers to us. Among other things, our board of directors approves the appointment of our investment adviser and our officers, reviews and monitors the services and activities performed by our investment adviser and our officers, and approves the engagement, and reviews the performance of, our independent registered public accounting firm.
Our board of directors understands that there is no single, generally accepted approach to providing board leadership and that, given the dynamic and competitive environment in which we operate, the right board leadership structure may vary as circumstances warrant. Consistent with this understanding, the independent directors consider the board’s leadership structure on an annual basis. This consideration includes the pros and cons of alternative leadership structures in light of our operating and governance environment at the time, with the goal of achieving the optimal model for effective oversight of management by the board.
Chairman and Chief Executive Officer
The board of directors currently combines the role of Chairman of the Board with the role of CEO, coupled with a Lead Independent Director position to further strengthen the governance structure. Our board of directors believes this provides an efficient and effective leadership model for the Company. Combining the Chairman and CEO roles fosters clear accountability, effective decision-making and alignment on corporate strategy.
Moreover, the board of directors believes that its governance practices provide adequate safeguards against any potential risks that might be associated with having a combined Chairman and CEO.

Specifically:

•	Two of the three current directors of the Company are independent directors;

•	All of the members of the audit committee and nominating and corporate governance committee are independent directors;

•	The board of directors and its committees regularly conduct scheduled meetings in executive session, out of the presence of Mr. Rashid and other members of management;

•	The board of directors and its committees regularly conduct meetings that specifically include Mr. Rashid; and

•
The board of directors and its committees remain in close contact with, and receive reports on various aspects of the Company’s management and enterprise risk directly from, the Company’s senior management and independent auditors.

Lead Independent Director
The board of directors has appointed a Lead Independent Director to provide an additional measure of balance, ensure the board’s independence, and enhance the board’s ability to fulfill its management oversight responsibilities. Robert J. Cresci currently serves as the Lead Independent Director. The Lead Independent Director:

•	Presides over all meetings of the directors at which the Chairman is not present, including executive sessions of the independent directors;

•	Works with the Chairman of the Board in the preparation of the agenda for each board meeting and in determining the need for special meetings of the board;

•	Frequently consults with the Chairman and CEO about strategic policies;

•	Provides the Chairman and CEO with input regarding board meetings;

•	Serves as a liaison between the Chairman and CEO and the independent directors;

•	Consults with the Chairman and CEO on matters relating to corporate governance and board performance; and

•	Otherwise assumes such responsibilities as may be assigned to him by the independent directors.
While we currently do not have a policy mandating an independent lead director, the board believes that at this time, having an independent director fulfill the lead director role is the right approach for the Company. Having a combined Chairman and CEO, coupled with a substantial majority of independent, experienced directors who evaluate the board and themselves at least annually, including a Lead Independent Director with specified responsibilities on behalf of the independent directors, provides the right leadership structure for the Company and is best for the Company and its stockholders at this time.
Board Meetings and Committees
Our board of directors has established two standing committees — audit and nominating and corporate governance. Our audit and nominating and corporate governance committees each operate under a charter that has been approved by our board of directors. Current copies of the audit and nominating and corporate governance committee charters are posted in the Governance section of our website located at www.hancockparkbdc.com.
Audit Committee
The audit committee currently consists, and during Fiscal 2017 consisted, of Marc Abrams and Robert J. Cresci. Mr. Abrams chaired the audit committee during Fiscal 2017 and continues to do so currently. The audit committee held sixteen meetings in Fiscal 2017. It is anticipated that Messrs. Abrams and Cresci will continue to serve on the audit committee in 2018. No member of the audit committee is an “interested person” of the Company, as defined in Section 2(a)(19) of the 1940 Act and meets the independence requirements of Rule 10A-3 of the Exchange Act. Our audit committee’s responsibilities include:

•	appointing, approving the compensation of, and assessing the independence of our independent registered public accounting firm;

•	overseeing the work of our independent registered public accounting firm, including through the receipt and consideration of certain reports from such firm;

•	reviewing and discussing with management our annual and quarterly financial statements and related disclosures;

•	monitoring our internal control over financial reporting and disclosure controls and procedures;

•	discussing our risk management processes and procedures, as discussed below under the heading “Board of Directors Role in Risk Oversight”;

•	establishing policies regarding hiring employees from the independent registered public accounting firm and procedures for the receipt and retention of accounting related complaints and concerns;

•	meeting independently with our independent registered public accounting firm and management;

•	reviewing and approving or ratifying any related person transactions; and

•	preparing the audit committee report required by SEC rules (which is included on page 19 of this proxy statement).
Our board of directors has determined that each of Messrs. Abrams and Cresci is an “audit committee financial expert” as defined by applicable SEC rules.
Nominating and Corporate Governance Committee
Our nominating and corporate governance committee currently consists, and during Fiscal 2017 consisted, of Marc Abrams and Robert J. Cresci. Mr. Cresci chaired the nominating and corporate governance committee during Fiscal 2017 and continues to do so currently. The nominating and corporate governance committee held four meetings in Fiscal 2017. It is anticipated that Messrs. Cresci and Abrams will continue to serve on the nominating and corporate governance committee in 2018. No member of the nominating and corporate governance committee is an “interested person” of the Company, as defined in Section 2(a)(19) of the 1940 Act. Our nominating and corporate governance committee’s responsibilities include:

•	identifying individuals qualified to become board members;

•	recommending to the board of directors the persons to be nominated for election as directors and to each of the board’s committees;

•	reviewing and making recommendations to the board of directors with respect to management succession planning; and

•	overseeing an annual evaluation of the board of directors.
The processes and procedures followed by our nominating and corporate governance committee in identifying and evaluating director candidates are described below under the heading “Director Nomination Process, Including Diversity Considerations.”
Compensation Committee. Our board of directors does not currently intend to delegate any authority to a compensation committee because our executive officers will not receive any direct compensation from us.
Board of Directors Role in Risk Oversight
Our management team has the primary responsibility for risk management and must develop appropriate processes and procedures to identify, manage and mitigate risks. Our board, through its oversight role, supervises our risk management activities to ensure that the risk management processes designed and implemented by our executives are adapted to, and integrated with, the board’s corporate strategy, designed to support the achievement of organizational objectives, functioning as directed and that necessary steps are taken to foster a culture of risk-adjusted decision-making throughout the enterprise.
A fundamental part of risk management is not only understanding the risks a company faces and what steps management is taking to manage those risks, but also understanding what level of risk is appropriate for the company. The involvement of the full board of directors in setting our business strategy is a key part of its assessment of management’s appetite for risk and also a determination of what constitutes an appropriate level of risk for us. Through dedicated sessions focusing entirely on corporate strategy, the full board reviews in detail the company’s short- and long-term strategies, including consideration of significant risks facing the Company and their potential impact.
Our board performs its risk oversight function primarily through: (i) its standing committees, which report to the entire board and are comprised solely of independent directors; and (ii) active monitoring of our chief compliance officer and our compliance policies and procedures. For example, management of cybersecurity risks is the responsibility of the full board. Oversight of other risks is delegated to specific committees.
Oversight of our investment activities extends to oversight of the risk management processes employed by OFS Advisor as part of its day-to-day management of our investment activities. The board anticipates reviewing risk management processes at both regular and special board meetings throughout the year, consulting with appropriate representatives of OFS

Advisor, as necessary, and periodically requesting the production of risk management reports or presentations. The goal of the board’s risk oversight function is to ensure that the risks associated with our investment activities are accurately identified, thoroughly investigated and responsibly addressed. Investors should note, however, that the board’s oversight function cannot eliminate all risks or ensure that particular events do not adversely affect the value of investments.
We believe that our approach to risk oversight, as described above, optimizes our ability to assess inter-relationships among the various risks, make informed cost-benefit decisions and approach emerging risks in a proactive manner for the Company. We also believe that our risk structure complements our current board leadership structure, as it allows our independent directors, through the two fully independent board committees and otherwise, to exercise oversight of the actions of management in identifying risks and implementing risk management policies and controls. We believe that the role of our board in risk oversight is effective and appropriate given the extensive regulation to which we are already subject as a BDC. As a BDC, we are required to comply with certain regulatory requirements that control the levels of risk in our business and operations. For example, we are limited in our ability to enter into transactions with our affiliates, including investing in any portfolio company in which one of our affiliates currently has an investment.
Director Nomination Process, Including Diversity Considerations
The process followed by our nominating and corporate governance committee to identify and evaluate director candidates includes requests to board members and others for recommendations, meetings from time to time to evaluate biographical information and background material relating to potential candidates and interviews of selected candidates by members of the nominating and corporate governance committee and other members of the board of directors, as applicable.
In considering whether to recommend any particular candidate for inclusion in the board’s slate of recommended director nominees, the nominating and corporate governance committee applies the criteria included in its charter. These criteria include the candidate’s integrity, business acumen, knowledge of our business and industry, experience, diligence, conflicts of interest and the ability to act in the interests of all stockholders. The nominating and corporate governance committee does not assign specific weights to particular criteria and no particular criterion is a prerequisite for each prospective nominee.
We believe that our directors and nominee have an appropriate balance of knowledge, experience, attributes, skills and expertise required for our board as a whole and that we have sufficient independent directors to comply with applicable law and regulations. We believe that our directors have a broad range of personal and professional characteristics, including: leadership; management ability; financial experience; the ability to act with integrity and sound judgment; the capacity to demonstrate innovative thinking, consider strategic proposals, assist with the development of our strategic plan and oversee its implementation; the ability to oversee our risk management efforts; and the commitment to preparation for, and attendance at, board and committee meetings.
Our board of directors does not have a specific diversity policy, but considers diversity of race, religion, national origin, gender, sexual orientation, disability, cultural background and professional experiences in evaluating candidates for board membership. We believe diversity is important because a variety of viewpoints contribute to an effective decision-making process.
Stockholders may recommend individuals to the nominating and corporate governance committee for consideration as potential director candidates by submitting their names, together with appropriate biographical information and background materials, to the nominating and corporate governance committee, c/o Tod K. Reichert, Corporate Secretary, Hancock Park Corporate Income, Inc., 10 South Wacker Drive, Suite 2500, Chicago, Illinois 60606. Assuming that appropriate biographical and background material has been provided on a timely basis, the nominating and corporate governance committee will evaluate stockholder-recommended candidates by following substantially the same process, and applying substantially the same criteria, as it follows for candidates submitted by others.
Stockholders also have the right under our bylaws to directly nominate director candidates, without any action or recommendation on the part of the nominating and corporate governance committee or our board of directors, by following the procedures set forth under Article II, Section 11, “Advance Notice of Stockholder Nominees for Director and Other Stockholder Proposals,” in our bylaws and that are described in this proxy statement under the heading “Submission of Stockholder Proposals.”
At the Annual Meeting, stockholders will be asked to consider the election of one interested director, Bilal Rashid, who is standing for re-election.

Executive Sessions and Communicating with the Board of Directors
The independent directors serving on our board of directors intend to meet in executive sessions at the conclusion of regularly scheduled meetings of the board of directors, and additionally as needed, without the presence of any directors or other persons who are part of the Company’s management. These executive sessions of our board of directors will be presided over by Mr. Cresci, the Company’s Lead Independent Director.
Our board of directors will give appropriate attention to written communications that are submitted by stockholders, and will respond if and as appropriate. The Chairman of the Board (if an independent director), or the lead director (if one is appointed), or otherwise the chairperson of the nominating and corporate governance committee, with advice and assistance from the general counsel and chief compliance officer and, if requested, outside legal counsel, is primarily responsible for monitoring communications from stockholders and for providing copies of summaries of such communications to the other directors as he or she considers appropriate.
Communications are forwarded to all directors if they relate to important substantive matters and include suggestions or comments that the Chairman of the Board considers to be important for the directors to know. In general, communications relating to corporate governance and corporate strategy are more likely to be forwarded than communications relating to ordinary business affairs, personal grievances and matters as to which we tend to receive repetitive or duplicative communications.
Stockholders who wish to send communications on any topic to the board of directors should address such communications to the Hancock Park Corporate Income, Inc. board of directors, c/o Tod K. Reichert, Corporate Secretary, Hancock Park Corporate Income, Inc., 10 South Wacker Drive, Suite 2500, Chicago, Illinois 60606.
Related-Party Transactions and Certain Relationships
We have entered into agreements with OFS Advisor and its affiliates in which certain members of our senior management have ownership and financial interests.
Investment Advisory and Management Agreement
We have entered into an Investment Advisory and Management Agreement with OFS Advisor and will pay OFS Advisor a base management fee and incentive fee. The incentive fee will be computed and paid on income that we may not yet have received in cash. This fee structure may create an incentive for OFS Advisor to invest in certain types of securities. Additionally, we rely on investment professionals from OFS Advisor to assist our board of directors with the valuation of our portfolio investments. OFS Advisor’s base management fee and incentive fee are based on the value of our investments and there may be a conflict of interest when personnel of OFS Advisor are involved in the valuation process for our portfolio investments. In addition, the incentive fee payable by us to OFS Advisor may create an incentive for OFS Advisor to cause us to make more speculative investments or increase our debt outstanding more than would be the case in the absence of such compensation arrangement. The base management fee was $22,765 for the year ended December 31, 2017.
OFS Advisor is an affiliate of OFSC, with which it has entered into a Staffing and Corporate Services Agreement, or the Staffing Agreement. Under this agreement, OFSC makes available to OFS Advisor experienced investment professionals and access to the senior investment personnel and other resources of OFSC and its affiliates. The Staffing Agreement provides OFS Advisor with access to deal flow generated by the professionals of OFSC and its affiliates and commits the members of the Advisor Investment Committees (discussed below) to serve in that capacity. OFS Advisor capitalizes on the significant deal origination and sourcing, credit underwriting, due diligence, investment structuring, execution, portfolio management and monitoring experience of OFSC’s investment professionals.
Investment Sub-Advisory Agreement
We and OFS Advisor have entered into an Investment Sub-Advisory Agreement with Evolv Capital Advisors, LLC, or Evolv, under which Evolv evaluates and advises on our private capital market strategy, including market trends and terms; provides financial and strategic planning advice and analysis; assists in establishing our operational readiness and selecting and negotiating engagements with third party service providers; coordinates the dissemination of customary information to interested parties; and assists in the sourcing (without quantitative or qualitative analysis) of prospective acquisitions and dispositions.
Under the Investment Sub-Advisory Agreement, Evolv receives a portion of all management and incentive fees payable to OFS Advisor under the Investment Advisory and Management Agreement. On an annualized basis, Evolv will earn 20% of the fees paid to OFS Advisor under the Investment Advisory and Management Agreement with respect to each year, which fees are payable to Evolv quarterly in arrears.

Evolv and its affiliates may advise other funds and entities that have similar or overlapping investment strategies to ours. Accordingly, Evolv may have obligations to investors in those entities, the fulfillment of which might not be in our or our stockholders’ best interests or may require them to devote time to services for other entities, which could interfere with the time available to provide services to us. Evolv intends to resolve any such conflicts of interest fairly and equitably; however, not all conflicts of interest can be expected to be resolved in our favor.
Certain registered representatives of Evolv are also representatives of the broker-dealer in our private offering. Such registered representatives may face conflicts of interest as a result and may have an incentive to influence OFS Advisor and Evolv to select investments that may not be in our best interest.
Administration Agreement
We have entered into an Administration Agreement, pursuant to which OFS Capital Services, LLC, an affiliate of OFS Advisor, or OFS Services, furnishes us with office facilities, equipment, necessary software licenses and subscriptions and clerical, bookkeeping and record keeping services at such facilities. Under our Administration Agreement, OFS Services performs, or oversees the performance of, our required administrative services, which include, among other things, being responsible for the financial records that we are required to maintain and preparing reports to our stockholders and all other reports and materials required to be filed with the SEC or any other regulatory authority. Administration fee expense was $368,901 for the year ended December 31, 2017.
OFSC also has entered into a Staffing and Corporate Services Agreement with OFS Services. Under this agreement, OFS Services makes available to OFSC the administrative resources of OFS Services.
Investment Committees, Investment Allocation and Transactions with Certain Affiliates
OFS Advisor and its affiliates manage other assets and funds, and may manage other entities in the future, including other BDCs, and these other funds and entities may have similar or overlapping investment strategies. OFS Advisor’s Pre-Allocation Investment Committee, CLO Investment Committee and Middle Market Investment Committee, (the “Middle Market Investment Committee”, and collectively, the “Advisor Investment Committees”), are responsible for the overall asset allocation decisions and the evaluation and approval of investments of OFS Advisor’s advisory clients. The Middle Market Investment Committee, which is comprised of Richard Ressler (Chairman), Jeffrey Cerny, Mark Hauser, Kyde Sharp and Bilal Rashid is responsible for the evaluation and approval of all the investments made by us. The Middle Market Investment Committee also determines appropriate investment sizing and implements ongoing monitoring requirements of our investments.
Our senior management, members of the Advisor Investment Committees, including members of the Middle Market Investment Committee and other investment professionals from OFSAM or its other affiliates, may serve as officers, directors or principals of (i) entities that operate in the same or a related line of business as we do, (ii) entities in which we invest or in which we are considering making an investment or (iii) investment funds or other investment vehicles managed by OFS Advisor or its affiliates. Through these and other relationships, these individuals may obtain material non-public information that might restrict our ability to buy or sell the securities of a company under the policies of the Company or applicable law.
Similarly, OFS Advisor and/or its affiliates have other clients with similar, different or competing investment objectives. In serving in these multiple capacities, they may have obligations to other clients or investors in those entities, the fulfillment of which may not be in the best interests of us or our stockholders. An investment opportunity that is suitable for multiple clients of OFS Advisor and its affiliates may not be capable of being shared among some or all of such clients and affiliates due to the limited scale of the opportunity or other factors, including regulatory restrictions imposed by the 1940 Act. There can be no assurance that OFS Advisor’s or its affiliates’ efforts to allocate any particular investment opportunity fairly and equitably among all clients for whom such opportunity is appropriate will result in an allocation of all or part of such opportunity to us. Not all conflicts of interest can be expected to be resolved in our favor. As a result, we may not be given the opportunity to participate in certain investments made by investment funds, accounts or other investment vehicles managed by OFS Advisor and its affiliates or by members of our investment committees.
Because we have elected to be treated as a BDC under the 1940 Act, we are generally prohibited under the 1940 Act from knowingly participating in certain transactions with our affiliates without the prior approval of our independent directors and, in some cases, of the SEC. Those transactions include purchases and sales, and so-called “joint” transactions, in which we and one or more of our affiliates are engaging together in certain types of profit-making activities. Any person that owns, directly or indirectly, five percent or more of our outstanding voting securities will be our affiliate for purposes of the 1940 Act, and we are generally prohibited from engaging in purchases or sales of assets or joint transactions with such affiliates, absent the prior approval of our independent directors. Additionally, without the approval of the SEC, we are prohibited from engaging in purchases or sales of assets or joint transactions with the following affiliated persons: (a) our officers, directors, and employees; (b) OFS Advisor and its affiliates; and (c) OFSAM or its affiliates.

We may, however, invest alongside OFSAM and its affiliates or their respective other clients in certain circumstances where doing so is consistent with current law and SEC staff interpretations. For example, we may invest alongside such accounts consistent with guidance promulgated by the SEC staff permitting us and such other accounts to purchase interests in a single class of privately placed securities so long as certain conditions are met, including that OFS Advisor, acting on our behalf and on behalf of other clients, negotiates no term other than price. Co-investment with such other accounts is not permitted or appropriate under this guidance when there is an opportunity to invest in different securities of the same issuer or where the different investments could be expected to result in a conflict between our interests and those of other accounts. Moreover, except in certain circumstances, this guidance does not permit us to invest in any issuer in which OFSAM and its affiliates or a fund managed by OFSAM or its affiliates has previously invested.
On October 12, 2016, we received exemptive relief from the SEC to permit us to co-invest in portfolio companies with certain other funds managed by OFS Advisor (“Affiliated Funds”) in a manner consistent with our investment objective, positions, policies, strategies and restrictions as well as regulatory requirements and other pertinent factors, subject to compliance with certain conditions (the “Order”). Pursuant to the Order, we are generally permitted to co-invest with Affiliated Funds if a “required majority” (as defined in Section 57(o) of the 1940 Act) of our independent directors make certain conclusions in connection with a co-investment transaction, including that (1) the terms of the transactions, including the consideration to be paid, are reasonable and fair to us and our stockholders and do not involve overreaching by us or our stockholders on the part of any person concerned and (2) the transaction is consistent with the interests of our stockholders and is consistent with our investment objective and strategies.
OFS Advisor will seek to allocate investment opportunities among eligible accounts in a manner that is fair and equitable over time and consistent with its allocation policy. Under this allocation policy, if OFS Advisor is actively seeking investments for two or more investment vehicles with similar or overlapping investment strategies, an available opportunity will be allocated based on the provisions governing allocations of such investment opportunities under law or in the relevant organizational, offering or similar documents, if any, for such investment vehicles. In the absence of any such provisions, OFS Advisor will consider the following factors and the weight that should be given with respect to each of these factors:

•	investment guidelines and/or restrictions, if any, set forth in the applicable organizational, offering or similar documents for the investment vehicles;

•	risk and return profile of the investment vehicles;

•	suitability/priority of a particular investment for the investment vehicles;

•	if applicable, the targeted position size of the investment for the investment vehicles;

•	level of available capital for investment with respect to the investment vehicles;

•	total amount of funds committed to the investment vehicles; and

•	the age of the investment vehicles and the remaining term of their respective investment periods, if any.
In situations where co-investment with other accounts is not permitted or appropriate, OFS Advisor will need to decide which account will proceed with the investment. The decision by OFS Advisor to allocate an opportunity to another entity could cause us to forego an investment opportunity that we otherwise would have made. These restrictions, and similar restrictions that limit our ability to transact business with our officers or directors or their affiliates, may limit the scope of investment opportunities that would otherwise be available to us.
Expense Support Agreement
We entered into the Expense Support Agreement, pursuant to which OFS Advisor will pay to us a portion of our operating Expenses (an “Expense Support Payment”) for each quarter in which we declare a distribution to our stockholders. OFS Advisor will not be entitled to reimbursement if our distribution rate is lower than the distribution rate made at the time the expenses were reimbursed or if the other operating expense ratio at the time of reimbursement exceeds the expense ratio that was in effect at the time the expenses were reimbursed. For this purpose, “other operating expenses” means all of our operating expenses, excluding organizational and offering expenses, base management fees and incentive fees, distribution and shareholder servicing fees, financing fees and interest, and brokerage commissions and extraordinary expenses. In addition, our obligation to reimburse each Expense Support Payment will terminate three years from the end of the fiscal year in which such Expense Support Payment is made. The Expense Support Agreement may be terminated by OFS Advisor, without payment of any penalty, upon written notice to us. In addition, the Expense Support Agreement will automatically terminate in the event of (i) our termination of the Investment Advisory and Management Agreement, or (ii) our dissolution or liquidation. The expense reimbursement may not be made for the purpose or effect of increasing the amount of the incentive fee to be paid by the Company to OFS Advisor.
Code of Business Conduct
We have adopted a Code of Business Conduct that applies to, among others, our executive officers, including our Principal Executive Officer and Principal Financial Officer, as well as every officer, director and employee of the Company. Requests for copies should be sent in writing to our Chief Compliance Officer, Mukya S. Porter, at Hancock Park Corporate Income, Inc., 10 South Wacker Drive, Suite 2500, Chicago, Illinois 60606. The Company’s Code of Business Conduct is also available on our website at www.hancockparkbdc.com. If we make any substantive amendment to, or grant a waiver from, a provision of our Code of Business Conduct, we will promptly disclose the nature of the amendment or waiver on our website at www.hancockparkbdc.com as well as file a Form 8-K with the SEC.
Review, Approval or Ratification of Transactions with Related Persons
The audit committee of our board is required to review and approve any transactions with related persons (as such term is defined in Item 404 of Regulation S-K).
Section 16(a) Beneficial Ownership Reporting Compliance
Section 16(a) of the Exchange Act requires our directors, executive officers and the holders of more than 10% of our common stock to file with the SEC initial reports of ownership of our common stock and other equity securities on a Form 3 and reports of changes in such ownership on a Form 4 or Form 5. Officers, directors and 10% stockholders are required by SEC regulations to furnish us with copies of all Section 16(a) forms they file. Based solely on our review of copies of Section 16(a) reports furnished to us and representations made to us, we believe that, during Fiscal 2017 our officers, directors and holders of more than 10% of our common stock timely complied with all applicable Section 16(a) filing requirements.
Corporate Governance Documents
We maintain a corporate governance webpage at the “Governance” link at www.hancockparkbdc.com.
Our Code of Business Conduct and board committee charters are available at our governance webpage at www.hancockparkbdc.com and are also available to any stockholder who requests them by writing to Hancock Park Corporate Income, Inc., 10 South Wacker Drive, Suite 2500, Chicago, Illinois 60606, attention: Tod K. Reichert, Corporate Secretary.
Annual Evaluation
Our directors perform an evaluation, at least annually, of the effectiveness of the board and its committees. This evaluation includes an annual questionnaire and board committee discussion.
Compensation of Officers
None of our officers receives direct compensation from us. Mr. Rashid, our President and CEO, Mr. Cerny, our Chief Financial Officer, Mr. Owen, our Chief Accounting Officer, Ms. Porter, our Chief Compliance Officer, and Mr. Reichert, our Corporate Secretary, are paid by OFSC, subject to reimbursement by us, pursuant to the Administration Agreement, for an allocable portion of such compensation for services rendered by such persons to us. To the extent that OFS Services outsources any of its functions under the Administration Agreement to OFSC under the Staffing Agreement, we will pay the fees associated with such functions on a direct basis without profit to OFS Services.

Our Officers
The following table sets forth the names, ages and positions of our current officers as of August 27, 2018:

Name	Age	Position	Held Position Since
Bilal Rashid	47	Chairman, President and CEO	2015
Jeffrey A. Cerny (1)	55	Chief Financial Officer and Treasurer	2016
Jeffery S. Owen (2)	53	Chief Accounting Officer	2016
Mukya S. Porter (3)	44	Chief Compliance Officer	2017
Tod K. Reichert (4)	57	Corporate Secretary	2017

(1)
Jeffrey A. Cerny currently serves as the Chief Financial Officer and Treasurer of Hancock Park, as a Director, Chief Financial Officer and Treasurer of OFS Capital and OFS Credit. Mr. Cerny also serves as a Senior Managing Director of OFSC and OFS Advisor, as a Vice President of OFSAM, as a member of OFSAM’s investment and executive committees and as a member of various OFSAM and OFSAM affiliates, investment committees. Mr. Cerny oversees the finance and accounting functions of the aforementioned entities as well as underwriting, credit monitoring and CLO portfolio compliance for OFS Advisor’s syndicated senior loan business. Prior to joining OFSC in 1999, Mr. Cerny held various positions at Sanwa Business Credit Corporation, American National Bank and Trust Company of Chicago and Charter Bank Group, a multi-bank holding company. Mr. Cerny holds a B.S. in Finance from Northern Illinois University, a Masters of Management in Finance and Economics from Northwestern University’s J.L. Kellogg School of Management, and a J.D. from DePaul University’s School of Law.

(2)
Jeffery S. Owen currently serves as the Chief Accounting Officer of Hancock Park, OFS Capital and OFS Credit. Mr. Owen also serves as the Chief Accounting Officer and Controller of OFSC and OFS Advisor. Mr. Owen has over 25 years of experience in public and private accounting. Prior to joining OFSC in November of 2015, Mr. Owen served as Senior Vice President of Corporate Accounting for Northern Trust Corporation. Before joining Northern Trust Corporation in 2010, he held various positions at Aon Corporation, Web Street, Inc., CNA Financial Corporation, and Ernst & Young LLP, an international accounting firm. Mr. Owen holds a Bachelor of Accountancy from the University of Oklahoma and a Masters of Business Administration, cum laude, from The University of Chicago Graduate School of Business. Mr. Owen is also a Certified Public Accountant and a CFA charterholder.

(3)
Mukya S. Porter currently serves as the Chief Compliance Officer of Hancock Park, OFS Capital, OFS Credit OFSC and OFS Advisor, in which capacity she oversees the compliance and risk management functions. Prior to her appointment, Ms. Porter served as Deputy Chief Compliance Officer and General Counsel-Compliance of CIM Group, having joined the firm in August 2016 and assumed responsibility for management of the day-to-day responsibilities of CIM’s compliance program. From June 2012 to August 2016, Ms. Porter served as a Senior Vice President of Compliance at Oaktree Capital Management, an alternative investment adviser, where she was responsible for oversight of the firm’s code of ethics program and the day-to-day management of an affiliated limited-purpose broker dealer. Prior to Oaktree, Ms. Porter held the position of Vice President and Senior Compliance Officer at Pacific Investment Management Company (“PIMCO”) from 2010 to 2012 and prior to that, from 2004 to 2010, worked, first, as a Vice President in the Legal department at Morgan Stanley Global Wealth Management and, subsequently, as a Vice President of Compliance at Morgan Stanley Investment Management. Ms. Porter received a Bachelor of Science degree, magna cum laude, in Biology from Howard University in 1996 and a J.D. from the University of California, Berkeley School of Law in 2001.

(4)
Tod K. Reichert currently serves as Corporate Secretary of Hancock Park, OFS Capital and OFS Credit and as Managing Director, Legal and Administration and General Counsel of OFS Advisor, in which capacity he oversees the legal and administration functions of the firm. Mr. Reichert has over 20 years of experience as a strategic business partner, providing advice on general corporate governance and transactional matters, with a focus on securities laws, compliance, corporate finance, debt and equity investments and mergers and acquisitions. Prior to joining OFS Advisor, Mr. Reichert served as General Counsel, Chief Compliance Officer and Corporate Secretary of MCG Capital Corporation (NASDAQ: MCGC), managing the legal and compliance departments, overseeing complex litigation, and providing securities law, disclosure and transactional advice to the Board of Directors and senior management team, while serving as a member of the MCG credit committee and SBIC investment committee. Prior to joining MCG, Mr. Reichert worked as an attorney in private practice in New York, Princeton and Boston. Mr. Reichert received his J.D. from the Rutgers University School of Law - Newark and his BFA from the University of North Carolina.

FISCAL 2017 DIRECTOR COMPENSATION
The following table sets forth the compensation paid to our directors for the year ended December 31, 2017:

Name	Fees Earned or Paid in Cash (2) ($)	Stock Awards ($)	Total ($)	Total Compensation Paid by the Company and the Fund Complex (3) ($)
Marc Abrams	12,500	—	12,500	112,500 (4)
Robert J. Cresci	12,500	—	12,500	112,500 (4)
Bilal Rashid (1)	—	—	—	—

(1)	No compensation is paid to directors who are “interested persons.”

(2)
Each independent Director is entitled to receive annual cash retainer fees, determined based on the Company’s net assets as of the end of each fiscal quarter. In addition, independent Directors will receive an additional annual fee for serving on one or more committees of the Board. Amounts payable under this arrangement are determined and paid quarterly in arrears as follows:

Net Asset Value	Annual Cash Retainer	Annual Committee Retainer (regardless of the number of committees the independent director serves on)
$0 to $50 million	$10,000	$2,500
$50 to $100 million	$20,000	$2,500
> $100 million	$30,000	$2,500

(3)	The “Fund Complex” includes the Company, OFS Capital and OFS Credit.

(4)	Total compensation paid to each director includes $12,500 paid by the Company, $100,000 paid by OFS Capital and no fees paid by OFS Credit.

PROPOSAL TWO

RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Board Recommendation
Our board of directors recommends a vote “FOR” the ratification of the selection by the Audit Committee of BDO USA, LLP as our independent registered public accounting firm for the year ending December 31, 2018.
The audit committee of our board of directors has selected the firm of BDO USA, LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2018. If this proposal is not approved at the Annual Meeting, our board of directors will reconsider its appointment of BDO USA, LLP. Representatives of BDO USA, LLP are expected to be present at the Annual Meeting and will have the opportunity to make a statement, if they desire to do so, and will be available to respond to appropriate questions from our stockholders.
BDO USA, LLP has advised us that neither the firm nor any present member or associate of it has any material financial interest, direct or indirect, in us or our subsidiaries.
Auditors’ Fees
The following table summarizes the fees of BDO USA, LLP, our independent registered public accounting firm, billed for each of the last two fiscal years:

Fee Category	Fiscal Year Ended December 31, 2017 ($)	Fiscal Year Ended December 31, 2016 ($)
Audit Fees (1)	196,040	193,928
Audit-Related Fees (2)	—	—
Tax Fees (3)	9,500	6,750
All Other Fees (4)	—	—
Total Fees (5)	205,540	200,678

(1)
Audit fees consist of fees billed, including out-of-pocket expenses, for professional services rendered for the audit of our year-end financial statements and services that are normally provided by our independent registered public accounting firm in connection with statutory and regulatory filings.

(2)
Audit-related services consist of fees billed, including out-of-pocket expenses, for assurance and related services that are reasonably related to the performance of the audit or review of our financial statements and are not reported under “Audit Fees.” These services include attest services that are not required by statute or regulation and consultations concerning financial accounting and reporting standards.

(3)	Tax fees consist of fees billed, including out-of-pocket expenses, for professional services for tax compliance. These services include assistance regarding federal, state, and local tax compliance.

(4)	Fees for other services would include fees for products and services other than the services reported above.

(5)	All fees set forth above were approved by our audit committee pursuant to its pre-approval policy.
Pre-Approval Policies and Procedures
Our audit committee has adopted policies and procedures relating to the approval of all audit and non-audit services that are to be performed by our independent registered public accounting firm. This policy generally provides that we will not engage our independent registered public accounting firm to render audit or non-audit services unless the service is specifically approved in advance by our audit committee or the engagement is entered into pursuant to one of the pre-approval procedures described below.
Any requests for audit, audit-related, tax and other services that have not received general pre-approval must be submitted to the audit committee for specific pre-approval, irrespective of the amount, and cannot commence until such approval has been granted. Normally, pre-approval is provided at regularly scheduled meetings of the audit committee. However, in urgent cases, the audit committee chair may pre-approve audit and non-audit services (other than prohibited non-audit services), provided that the audit committee chair reports any pre-approval decisions to the audit committee at its next scheduled meeting. The audit committee does not delegate its responsibilities to pre-approve services performed by the independent registered accounting firm to management.

The audit committee has determined that the rendering of the services other than audit services currently being provided by BDO USA, LLP is compatible with maintaining the independent registered public accounting firm’s independence.
Audit Committee Report
The audit committee has reviewed the Company’s audited financial statements for the fiscal year ended December 31, 2017 and has discussed these financial statements with the Company’s management and the Company’s independent registered public accounting firm. Management is responsible for the preparation of the Company’s financial statements and for maintaining an adequate system of disclosure controls and procedures and internal control over financial reporting for that purpose. The Company’s independent registered public accounting firm is responsible for conducting an independent audit of the Company’s annual financial statements in accordance with generally accepted auditing standards and issuing a report on the results of their audit. The audit committee is responsible for providing independent, objective oversight of these processes.
The audit committee has discussed with the Company’s independent registered public accounting firm the matters required to be discussed by Auditing Standard No. 1301, Communications with Audit Committees, issued by the Public Company Accounting Oversight Board.
The Company’s independent registered public accounting firm also provided the audit committee with written disclosures and a letter required by the applicable requirements of the Public Company Accounting Oversight Board regarding the independent auditor’s communication with the audit committee concerning independence and has discussed with the independent auditor the independent auditor’s independence.
Based on the review and discussions referred to above, the audit committee recommended to the Company’s board of directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2017.
By the Audit Committee of the Board of Directors of Hancock Park Corporate Income, Inc.:
Marc Abrams, Chair
Robert J. Cresci
Required Vote
The affirmative vote of a majority of the votes cast at the Annual Meeting in person or by proxy is required to ratify the selection of BDO USA, LLP to serve as the Company’s independent registered public accounting firm. Abstentions will not be included in determining the number of votes cast and, as a result, will have no effect on the result of the vote.
SUBMISSION OF STOCKHOLDERS PROPOSALS
In order to be included in the proxy materials for our 2019 annual meeting of stockholders pursuant to Rule 14a-8 under the Exchange Act, stockholders’ proposals must be received by us at our principal executive offices no later than May 16, 2019.
Stockholder proposals or director nominations to be presented at the 2019 annual meeting of stockholders, other than stockholder proposals submitted pursuant to Rule 14a-8 under the Exchange Act, must be delivered to, or mailed and received at, the principal executive offices of the Company not later than the one hundred twentieth (120th) day prior to the first anniversary of the date of the proxy statement for the preceding year’s annual meeting was released to stockholders. For the Company’s 2019 annual meeting of stockholders, the Company must receive such proposals and nominations no later than May 16, 2019. If the date of the annual meeting is advanced or delayed by more than thirty (30) days from the first anniversary of the date of the preceding year’s annual meeting, notice by the stockholder to be timely must be so delivered not earlier than the one hundred fiftieth (150th) day prior to the date of such annual meeting and not later than 5:00 p.m., Eastern Time, on the later of the one hundred twentieth (120th) day prior to the date of such annual meeting or the tenth day following the day on which public announcement of the date of such meeting is first made. Proposals must also comply with the other requirements contained in the Company’s bylaws, including supporting documentation and other information. Proxies solicited by the Company will confer discretionary voting authority with respect to these proposals, subject to SEC rules governing the exercise of this authority.

Pursuant to the Company’s bylaws, for a director nomination or other business to be considered for the next annual meeting of stockholders, notice must be provided in writing and delivered to the Corporate Secretary of the Company at the Company’s principal executive office by May 16, 2019 but not before April 16, 2019. Notices of intention to present proposals at the 2019 annual meeting of stockholders should be addressed to Tod K. Reichert, our Corporate Secretary, Hancock Park Corporate Income, Inc., 10 South Wacker Drive, Suite 2500, Chicago, Illinois 60606. We reserve the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements.
HOUSEHOLDING OF ANNUAL MEETING MATERIALS
Some banks, brokers and other nominee record holders may be participating in the practice of “householding” proxy statements and annual reports. This means that only one copy of our proxy statement and annual report to stockholders may have been sent to multiple stockholders in your household. We will promptly deliver a separate copy of either document to you upon written or oral request to Hancock Park Corporate Income, Inc., 10 South Wacker Drive, Suite 2500, Chicago, Illinois 60606, Attention: Tod K. Reichert, Corporate Secretary, telephone: (847) 734-2000. In the future, if you want to receive separate copies of the proxy statement or annual report to stockholders, or if you are receiving multiple copies and would like to receive only one copy per household, you should contact your bank, broker or other nominee record holder, or you may contact us at the above address and phone number.
OTHER MATTERS
Our board of directors is not aware of any matter to be presented for action at the Annual Meeting other than the matters referred to above and does not intend to bring any other matters before the Annual Meeting. However, if other matters should properly come before the Annual Meeting, it is intended that holders of the proxies will vote thereon in their discretion.
GENERAL
Certain information contained in this proxy statement relating to the occupations and security holdings of our directors and officers is based upon information received from the individual directors and officers.
WE WILL FURNISH, WITHOUT CHARGE, A COPY OF OUR ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 2017, INCLUDING FINANCIAL STATEMENTS, BUT NOT INCLUDING EXHIBITS, TO EACH OF OUR STOCKHOLDERS OF RECORD ON AUGUST 27, 2018, AND TO EACH BENEFICIAL STOCKHOLDER ON THAT DATE UPON WRITTEN REQUEST MADE TO TOD K. REICHERT, CORPORATE SECRETARY, HANCOCK PARK COPRORATE INCOME, INC., 10 SOUTH WACKER DRIVE, SUITE 2500, CHICAGO, ILLINOIS 60606. A REASONABLE FEE WILL BE CHARGED FOR COPIES OF REQUESTED EXHIBITS.
PLEASE VOTE YOUR SHARES OVER THE INTERNET OR BY TELEPHONE AS PROVIDED IN THE INSTRUCTIONS SET FORTH ON THE ENCLOSED PROXY CARD, OR COMPLETE, DATE, SIGN AND RETURN THE PROXY CARD AT YOUR EARLIEST CONVENIENCE IN THE ENCLOSED POSTAGE-PAID ENVELOPE.
By Order of the Board of Directors,
Tod K. Reichert
Corporate Secretary
Chicago, Illinois
September 13, 2018

HANCOCK PARK CORPORATE INCOME, INC.
PRIVACY NOTICE
Your privacy is very important to us. This Privacy Notice sets forth our policies with respect to non-public personal information about our stockholders and prospective and former stockholders. These policies apply to stockholders in our Company and may be changed at any time, provided a notice of such change is given to you.
You may provide us with personal information, such as your name, address, e-mail address, social security and/or tax identification number, assets and/or income information: (i) in a trading confirmation or other related account or transaction documentation; (ii) in correspondence and conversations with us and our representatives; and (iii) through transactions in the Company.
We do not disclose any of this non-public personal information about our stockholders, or prospective or former stockholders to anyone, other than to our affiliates, such as our investment adviser, and to certain service providers such as our accountants, attorneys, auditors and brokers in each case, only as necessary to facilitate the acceptance and management of your investment or account and our relationship with you, and to regulators and otherwise as permitted by applicable law. We will comply with all federal and state laws regarding the protection of consumer information.
We will also release information about you if you direct us to do so, if compelled to do so by law, or in connection with any government or self-regulatory organization request or investigation. For example, it may be necessary, under anti-money laundering and similar laws, to disclose information about stockholders in order to accept investments from and provide reports to them.
We seek to carefully safeguard your private information and, to that end, restrict access to non-public personal information about you to those employees and other persons who need to know the information to enable us to provide services to you. We also maintain physical, electronic and procedural safeguards to protect your non-public personal information.
If you have any questions regarding this policy or the treatment of your non-public personal information, please contact Mukya Porter, our Chief Compliance Officer at (323) 860-7421.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement and Annual Report on Form 10-K are available at www.proxyvote.com.

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
HANCOCK PARK COPRORATE INCOME, INC.
FOR THE ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON OCTOBER 24, 2018

The undersigned, revoking all prior proxies, hereby appoints Jeffery S. Owen and Tod K. Reichert, as proxies, each with the power to appoint his substitute, and hereby authorizes each of them to represent and vote, as designated on the reverse side, all shares of common stock of Hancock Park Corporate Income, Inc. held of record by the undersigned on August 27, 2018 at the Annual Meeting of Stockholders to be held on October 24, 2018 at 10:00 a.m., local time, at 10 South Wacker Drive, 25th Floor, Chicago, Illinois 60606, and any adjournments or postponements thereof. The undersigned hereby directs Messrs. Owen and Reichert to vote in accordance with their best judgment on any matters which may properly come before the Annual Meeting, all as indicated in the Notice of Annual Meeting, receipt of which is hereby acknowledged, and to act on the matters set forth in such Notice as specified by the undersigned.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED. IF NO DIRECTION IS GIVEN WITH RESPECT TO A PARTICULAR PROPOSAL, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEE OF OUR BOARD OF DIRECTORS UNDER PROPOSAL 1, FOR PROPOSAL 2 AND, IN THE DISCRETION OF MESSRS. OWEN AND REICHERT, ON ANY OTHER ITEMS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING. ATTENDANCE OF THE UNDERSIGNED IN PERSON AT THE ANNUAL MEETING OR AT ANY ADJOURNMENT OR POSTPONEMENT THEREOF WILL NOT BE DEEMED TO REVOKE THE PROXY UNLESS THE UNDERSIGNED REVOKES THIS PROXY IN WRITING.

(Continued and to be signed on the reverse side)

HANCOCK PARK CORPORATE INCOME, INC. 10 SOUTH WACKER DRIVE SUITE 2500 CHICAGO, IL 60606
VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: ☒	KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED

HANCOCK PARK CORPORATR INCOME, INC.

THE BOARD OF DIRECTORS RECOMMENDS YOU VOTE FOR THE LISTED DIRECTOR NOMINEE AND FOR PROPOSAL 2.

Election of Director
1.  The election of the following person (except as marked to the contrary) as a director who will serve as a Class II director of Hancock Park Corporate Income, Inc. until 2021, or until his successor is elected and qualified.
	FOR ☐	WITHHOLD ☐
Nominee: Class II Director
1a. Bilal Rashid

2. The ratification of the selection by the Audit Committee of our board of directors of BDO USA, LLP as our independent registered public accounting firm for the year ending December 31, 2018.			FOR ☐	AGAINST ☐	ABSTAIN ☐

Note: To transact such other business as may properly come before the Annual Meeting and any adjournments or postponements thereof.

Please indicate if you plan to attend this meeting	YES ☐	NO ☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such.
Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date